Investment property	9 Months Ended
Sep. 30, 2025
Investment property [abstract]
Investment property	Investment property
Changes in the Group’s investment property for the nine-month periods ended September 30, 2025 and 2024 were as follows:

	September 30, 2025	September 30, 2024
	(unaudited)
Beginning of period	33,542	33,364
Gain / (loss) from fair value adjustment (Note 8)	3,614	(22,484)
Exchange differences	(2,948)	22,662
End of period	34,208	33,542
Fair value	34,208	33,542
Net book amount	34,208	33,542

The Group determined the valuation of investment properties using a “Sales Comparison Approach” prepared by an independent expert. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant premise being the price per hectare. (Level 3). The increase /decrease in the fair value is recognized in the Statement of income under the line item “Other operating income, net”. There were no changes to the valuation techniques for any of the periods presented. The Group estimated that, other factors being constant, a 10% reduction on the Sales price as of September 30, 2025 would have reduced the value of the Investment properties on US$ 3.4 million, which would impact the line item “Net gain / (loss) from fair value adjustment.”